                             LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock
           (Including the Associated Preferred Stock Purchase Rights)

                                       of

                     CAPCO AUTOMOTIVE PRODUCTS CORPORATION

                                       at

                              $12.50 NET PER SHARE
             Pursuant to the Offer to Purchase dated March 19, 1996

                and the Supplement thereto dated March 29, 1996

                                       by

                         EATON ACQUISITION CORPORATION

                          a wholly owned subsidiary of

                               EATON CORPORATION

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, APRIL 15, 1996, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                  CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.

             By Mail:                   By Overnight Delivery:                   By Hand:
           P.O. Box 798                   85 Challenger Road            120 Broadway - 13th Floor
         Midtown Station              Ridgefield Park, NJ  07660           New York, NY  10271
       New York, NY  10018            Attention: Reorganization         Attention: Reorganization
    Attention: Reorganization                 Department                        Department
            Department

                           By Facsimile Transmission:

                                 (201) 296-4293
                        (For Eligible Institutions Only)

                    Confirmation of Facsimile Transmission:

                                 (201) 296-4209
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF
          INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH
                     ABOVE DOES NOT CONSTITUTE A VALID
                     DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This revised Letter of Transmittal or the previously circulated original BLUE Letter of Transmittal is to be used either if certificates for Shares and/or Rights (as such terms are defined below) are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares and/or Rights is to be made by book-entry transfer (in the case of Rights, if available) to an account maintained by the Depositary at a Book-Entry Transfer Facility as defined in and pursuant to the procedures set forth in Section 2 of the Offer to Purchase.

     The Company has advised Parent that it has taken all necessary action pursuant to the Rights Agreement to provide that no Triggering Event or Distribution Date (as each term is defined in the Rights Agreement) will occur, in each case as a result of the announcement, commencement or consummation of the Offer or Merger (as defined in the Supplement), the execution or delivery of the Merger Agreement (as defined in the Supplement) or the consummation of the transactions contemplated thereby. Accordingly, the Rights will continue to be evidenced by the certificates for Shares and the requirement for a separate tender of Rights described in the Offer to Purchase will not apply unless a Distribution Date occurs for reasons unrelated to the Offer and the Merger. If the Distribution Date does not occur prior to the Expiration Date (as defined in the Offer to Purchase), a tender of Shares will also constitute a tender of the associated Rights. Shareholders who deliver Shares and/or Rights by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders".

     Shareholders whose certificates for Shares and/or Rights are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and/or Rights and all other documents required hereby to the Depositary on or prior to the Expiration Date must tender their Shares and/or Rights in accordance with the guaranteed delivery procedures set forth in
Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

----------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON                 SHARES TENDERED
                      CERTIFICATE(S))                          (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------
                                                                            TOTAL NUMBER
                                                                             OF SHARES         NUMBER
                                                            CERTIFICATE    REPRESENTED BY    OF SHARES
                                                            NUMBER(S)(1)  CERTIFICATE(S)(1)   TENDERED(2)
                                                          ------------------------------------------------
                                                          ------------------------------------------------
                                                          ------------------------------------------------
                                                          ------------------------------------------------
                                                          ------------------------------------------------
                                                            Total Shares
----------------------------------------------------------------------------------------------------------

 (1) Need not be completed by Book-Entry Shareholders.
 (2) Unless otherwise indicated, it will be assumed that all Shares being delivered to the Depositary are being tendered. See Instruction 4.
-------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF RIGHTS TENDERED(1)
----------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                      RIGHTS TENDERED
                (PLEASE FILL IN, IF BLANK)                     (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------
                                                                            TOTAL NUMBER
                                                                             OF RIGHTS         NUMBER
                                                            CERTIFICATE    REPRESENTED BY    OF RIGHTS
                                                          NUMBER(S)(2)(3) CERTIFICATE(S)(3)   TENDERED(4)
                                                          ------------------------------------------------
                                                          ------------------------------------------------
                                                          ------------------------------------------------
                                                          ------------------------------------------------
                                                          ------------------------------------------------
                                                            Total Rights
----------------------------------------------------------------------------------------------------------

 (1) Need not be completed if the Distribution Date has not occurred.
 (2) If the tendered Rights are represented by separate certificates, complete using the certificate numbers of such certificates for Rights. If the tendered Rights are not represented by separate certificates, or if such certificates have not been distributed, complete using the certificate numbers of the Shares with respect to which the Rights were issued. Shareholders tendering Rights that are not represented by separate certificates should retain a copy of this description in order to accurately complete the Notice of Guaranteed Delivery if the Distribution Date occurs.
 (3) Need not be completed by Book-Entry Shareholders who are delivering
     Rights by book-entry transfer (if available).
 (4) Unless otherwise indicated, it will be assumed that all Rights being delivered to the Depositary are being tendered. See Instruction 4.
-------------------------------------------------------------------------------


                            ------------------------

     The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Shares and/or Rights tendered hereby. The certificates and number of Shares and/or Rights that the undersigned wishes to tender should be indicated in the appropriate boxes.

/ / CHECK HERE IF TENDERED SHARES AND/OR RIGHTS ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES AND/OR RIGHTS BY BOOK-ENTRY TRANSFER):
Name of Tendering Institution:
                              --------------------------------------------------

Check box of Book-Entry Transfer Facility:

     / / The Depository Trust Company
     / / Midwest Securities Trust Company
     / / Philadelphia Depository Trust Company

     Account Number
                   -------------------------------------------------------------

     Transaction Code Number
                            ----------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES AND/OR RIGHTS ARE BEING DELIVERED PURSUANT TO
    A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s):
                                    --------------------------------------------

     Window Ticket Number (if any):
                                   ---------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------

     Name of Institution that Guaranteed Delivery:
                                                  ------------------------------

     If delivered by book-entry transfer check box of Book-Entry Transfer
     Facility:

     / / The Depository Trust Company
     / / Midwest Securities Trust Company
     / / Philadelphia Depository Trust Company

     Account Number
                   -------------------------------------------------------------

     Transaction Code Number
                            ----------------------------------------------------

                    NOTE:  SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Eaton Acquisition Corporation, a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Eaton Corporation, an Ohio corporation, the above-described shares of Common Stock, par value $0.01 per share (the "Shares"), of CAPCO Automotive Products Corporation, a Michigan corporation (the "Company"), together with an equal number of the associated preferred stock purchase rights (the "Rights") issued pursuant to the Rights Agreement (the "Rights Agreement") between the Company and Harris Trust and Savings Bank, as Rights Agent, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated March 19, 1996, as amended and supplemented by the Supplement thereto dated March 29, 1996 (the "Supplement") and in this revised Letter of Transmittal (which, together with the Offer to Purchase and the Supplement constitute the "Offer"), receipt of which is hereby acknowledged.

     Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares and Rights tendered herewith in accordance with the terms and subject to the conditions of the Offer (including if the Offer is extended or amended, the terms of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares and Rights that are being tendered hereby and any and all dividends (other than regular quarterly cash dividends, not in excess of $0.04 per Share, having a customary and usual record and payment date prior to the Purchaser purchasing and becoming a record holder of such Shares), distributions, other Shares, Rights or other securities or rights issued or issuable in respect thereof on or after March 18, 1996 (other than the $0.01 redemption price per Right if the Rights are redeemed in accordance with the Rights Agreement as publicly disclosed to be in effect on March 15, 1996), and irrevocably constitutes and appoints Chemical Mellon Shareholder Services, L.L.C. (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares and Rights (and any such other Shares, Rights or securities or rights), to (a) deliver certificates for such Shares and Rights (and any such other Shares, Rights or securities or rights) or transfer ownership of such Shares and Rights (and any such other Shares, Rights or securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) present such Shares and Rights (and any such other Shares, Rights or securities or rights) for transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and any such other Shares, Rights or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and Rights and any and all other Shares, Rights or other securities or rights issued or issuable in respect of such Shares or Rights on or after March 18, 1996 and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and Rights and any and all other Shares, Rights or other securities or rights issued or issuable in respect thereof on or after March 18, 1996.

     The Company has advised Parent that it has taken all necessary action pursuant to the Rights Agreement to provide that no Triggering Event or Distribution Date (as each term is defined in the Rights Agreement) will occur, in each case as a result of the announcement, commencement or consummation of the Offer or Merger (as defined in the Supplement), the execution or delivery of the Merger Agreement (as defined in the Supplement) or the consummation of the transactions contemplated thereby. Accordingly, the Rights will continue to be evidenced by the certificates for Shares and the requirement for a separate tender of Rights described in the Offer to Purchase will not apply unless a Distribution Date occurs for reasons unrelated to the Offer and the Merger. If the Distribution Date does not occur prior to the Expiration Date, a tender of Shares will also constitute a tender of the associated Rights.

     If the Distribution Date occurs and certificates representing the Rights ("Rights Certificates") are distributed by the Company or the Rights Agent to holders of Shares prior to the time Shares are tendered herewith, in order for Rights (and the corresponding Shares) to be validly tendered, Rights Certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto. If the Distribution Date occurs and Rights Certificates are not distributed prior to the time Shares are tendered herewith, Rights may be tendered prior to a shareholder receiving Rights Certificates by use of the guaranteed delivery procedure described in Section 2 of the Offer to Purchase. In any case, a tender of Shares constitutes an agreement by the tendering shareholder to deliver Rights

Certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within three business days after the date Rights Certificates are distributed. The Purchaser reserves the right to require that the Depositary receive Rights Certificates, or a Book-Entry Confirmation, if available, with respect to such Rights, prior to accepting the related Shares for payment pursuant to the Offer if the Distribution Date occurs prior to the Expiration Date.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby irrevocably appoints designees of the Purchaser and each of them as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares and Rights tendered hereby that have been accepted for payment by the Purchaser and with respect to any and all other Shares, Rights or other securities or rights issued or issuable in respect of such Shares and Rights on or after March 18, 1996. All such powers of attorney and proxies will be considered irrevocable and coupled with an interest in the tendered Shares and Rights. This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares and Rights tendered as provided in the Offer to Purchase, as amended and supplemented by the Supplement. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares, Rights (and other securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned. The designees of the Purchaser will be empowered to exercise all voting and other rights with respect to such Shares, Rights and other securities or rights in respect of any annual, special or adjourned meeting of the Company's shareholders, actions by written consent in lieu of any such meeting or otherwise, as they in their sole discretion may deem proper. The Purchaser reserves the right to require that, in order for Shares and Rights to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment for such Shares and Rights the Purchaser must be able to exercise full voting, consent or other rights with respect to such Shares, Rights and other securities or rights, including voting at any meeting of shareholders.

     The undersigned understands that the valid tender of Shares and, if applicable, Rights pursuant to any of the procedures described in Section 2 of the Offer to Purchase, as amended and supplemented by the Supplement, and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, as amended and supplemented by the Supplement, the Purchaser may not be required to accept for payment any of the Shares and Rights tendered hereby. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

     Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered", respectively. Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered", respectively. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares and Rights tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility (as defined herein) designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares or Rights from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares or Rights, respectively, so tendered.

/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
    BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

    Number of Shares represented by the lost or destroyed certificates:
                                                                        -------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if certificates for Shares or Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares or Rights accepted for payment are to be issued in the name of someone other than the undersigned.

Issue:  / / Check  / / Certificate(s) to:

Name
--------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
              (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if certificates for Shares or Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares or Rights accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that above.

Mail:  / / Check  / / Certificate(s) to:

Name
--------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
              (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (SIGNATURE(S) OF SHAREHOLDER(S))

Dated:                , 1996
      ------------ ---

(Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or Rights or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (Full Title)
                     ----------------------------------------------------------
Address
       ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No. (   )
                                     --- --------------------------------------

Employer Identification or Social Security Number
                                                 -------------------------------
                                                      (COMPLETE SUBSTITUTE
                                                       FORM W-9 ON REVERSE)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                    ------------------------------------------------------------
Name
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Title
      --------------------------------------------------------------------------
Name of Firm
             -------------------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No. (   )
                             ---  ----------------------------------------------

Dated:               , 1996
      ------------ --

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Signature Guarantee. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of the Shares) of Shares and Rights tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares and Rights are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If the certificates for Shares or Rights are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or certificates for Shares or Rights not tendered or not accepted for payment are to be returned to a person other than the registered owner(s) of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates, with the signatures on the certificates or stock powers guaranteed as aforesaid. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares and/or Rights is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a shareholder validly to tender Shares and Rights pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date and either certificates for tendered Shares and Rights must be received by the Depositary at one of such addresses or Shares and Rights must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation received by the Depositary), in each case on or prior to the Expiration Date, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

     The Company has taken all necessary action pursuant to the Rights Agreement to provide that no Triggering Event or Distribution Date (as each term is defined in the Rights Agreement) will occur, in each case as a result of the announcement, commencement or consummation of the Offer or Merger (as defined in the Supplement), the execution or delivery of the Merger Agreement (as defined in the Supplement) or the consummation of the transactions contemplated thereby. Accordingly, the Rights will continue to be evidenced by the certificates for Shares and the requirement for a separate tender of Rights described in the Offer to Purchase will not apply unless a Distribution Date occurs for reasons unrelated to the Offer and the Merger. If the Distribution Date does not occur prior to the Expiration Date, a tender of Shares will also constitute a tender of the associated Rights.

     If a shareholder desires to tender Shares and Rights pursuant to the Offer and such shareholder's certificates for Shares or Rights are not immediately available (including because Rights Certificates have not yet been distributed by the Company or the Rights Agent) or the procedure for book-entry transfer cannot be completed prior to the Expiration Date or time will not permit all required documents to reach the Depositary prior to the Expiration Date, such shareholder may tender such Shares and Rights by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all tendered Shares and/or Rights, in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares and/or Rights), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the Depositary within (a) in the case of Shares, three trading days after the date of execution of such Notice of Guaranteed Delivery or (b) in the case of Rights, a period ending on the later of (1) three trading days after the date of execution of such Notice of Guaranteed Delivery or (2) three business days (as defined in the Offer to Purchase) after the date Rights Certificates are distributed to shareholders by the Company or the Rights Agent, all as provided in Section 2 of the Offer to Purchase. A "trading day" is any day on which the New York Stock Exchange is open for business. The Notice of Guaranteed Delivery may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution and a representation that the shareholder owns the Shares and, if applicable, Rights tendered within the meaning of, and that the tender of the Shares and, if applicable, Rights effected thereby complies with, Rule 14e-4 under the Securities Exchange Act of 1934, as amended, each in the form set forth in such Notice of Guaranteed Delivery. Shareholders may not extend the foregoing time period for delivery of Rights to the Depositary by providing a second Notice of Guaranteed Delivery with respect to such Rights.

     The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

     The signatures on this Letter of Transmittal cover the Shares and the Rights tendered hereby whether or not such Rights are delivered simultaneously with such Shares.

     THE METHOD OF DELIVERY OF SHARES, RIGHTS, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES AND RIGHTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares or Rights will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares or Rights for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares or Rights should be listed on a separate schedule attached hereto.

     4. Partial Tenders (Applicable to Certificate Shareholders Only). If fewer than all the Shares or Rights evidenced by any certificate submitted are to be tendered, fill in the number of Shares or Rights that are to be tendered in the box entitled "Number of Shares Tendered" or "Number of Rights Tendered", as appropriate. In any such case, new certificate(s) for the remainder of the Shares or Rights that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Shares and Rights tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares or Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares or Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares and Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for Shares or Rights not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed or if payment is to be made or certificates for Shares or Rights not tendered or not accepted for payment are to be returned to a person other than the registered owner(s) of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Purchaser will pay (or cause to be paid) any stock transfer taxes with respect to the transfer and sale of Shares or Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares or Rights not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares or Rights not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. Waiver of Conditions. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares or Rights tendered.

     9. 31% Backup Withholding. In order to avoid "backup withholding" of Federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering shares in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a shareholder does not provide such shareholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such shareholder and payment of cash to such shareholder pursuant to the Offer may be subject to backup withholding of 31%.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

     The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

     Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     10. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, the Supplement, the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below.

     11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares or Rights has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares or Rights lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR THE ORIGINAL BLUE LETTER OF TRANSMITTAL (OR FACSIMILE OF EITHER), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE OF THE OFFER AND EITHER CERTIFICATES FOR TENDERED SHARES AND RIGHTS MUST BE RECEIVED BY THE DEPOSITARY OR SHARES AND RIGHTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE ON OR PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

---------------------------------------------------------------------------------------------------------
PAYER'S NAME: CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.
---------------------------------------------------------------------------------------------------------
 SUBSTITUTE                  PART 1 -- PLEASE PROVIDE YOUR TIN
 FORM W-9                    IN THE BOX AT RIGHT AND CERTIFY                 ----------------------------
 DEPARTMENT OF THE TREASURY  BY SIGNING AND DATING BELOW                     Social Security Number(s)
 INTERNAL REVENUE SERVICE
                                                                                         OR
 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION                                                     ----------------------------
 NUMBER (TIN)                                                                Employer Identification
                                                                                     Number(s)
                            -----------------------------------------------------------------------------
                             PART 2 -- Certification -- Under penalties of
                             perjury, I certify that:
                             (1) the number shown on this form is my correct              PART 3 --
                                 Taxpayer Identification Number (or I am waiting        Awaiting TIN
                                 for a number to be issued to me) and                      / /
                             (2) I am not subject to backup withholding          ------------------------
                                 because (a) I am exempt from backup withholding
                                 or (b) I have not been notified by the                   PART 4 --
                                 Internal Revenue Service (the "IRS") that I             Exempt TIN
                                 am subject to backup withholding as a result              / /
                                 of a failure to report all interest or dividends
                                 or (c) the IRS has notified me that I am no
                                 longer subject to backup withholding.
                            -----------------------------------------------------------------------------
                             CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns.
                             However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).
                             If you are exempt from backup withholding, check the box in Part 4 above.
---------------------------------------------------------------------------------------------------------

 Signature                                                                          Date           , 1996
          -------------------------------------------------------------------------     -----------
---------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

-----------------------------------------  -------------------------------------
                Signature                                   Date


-----------------------------------------
             Name (Please Print)
--------------------------------------------------------------------------------

     Questions and requests for assistance or additional copies of the Offer to Purchase, the Supplement, the Letter of Transmittal, and other tender materials, may be directed to the Information Agent or the Dealer Manager as set forth below:

                    The Information Agent for the Offer is:

                        [GEORGESON & COMPANY INC. Logo]
                               Wall Street Plaza
                                 88 Pine Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 440-9800

                   ALL OTHERS CALL TOLL-FREE: (800) 223-2064

                      The Dealer Manager for the Offer is:

                               SMITH BARNEY INC.
                              388 Greenwich Street
                            New York, New York 10013
                         (212) 816-8530 (Call Collect)